UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 11, 2002



                      TEDA TECHNOLOGIES INTERNATIONAL INC.
             (Exact name of Registrant as specified in its charter)

       Nevada                      000-27543                    98-0204680
   (State or Other             (Commission File                (IRS Employer
   Jurisdiction of                  Number)                    Identification
   Incorporation)                                                  Number)

   Unit #10, 8980 Fraserwood Court, Burnaby, British Columbia, Canada, V5J 5H7
    (Address of principal executive offices)                         (Zip Code)

                                 (604) 438-3598
              (Registrant's telephone number, including area code)

ITEM 7. FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)    Exhibits

       1.1 Joint venture Articles of Association between Tianjin Pioneer Data Information Development Co., Ltd. and Tianjin Wanfang TEDA Technologies Development Co., Ltd.







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
                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TEDA Technologies International Inc.



DATED: May 7, 2002                          /s/ Edwin Chen                     ,
                                            -----------------------------------
                                            Name: Edwin Chen
                                            Title: Vice President and Director










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